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                                CREDIT AGREEMENT


                                      among


                          OMNIQUIP INTERNATIONAL, INC.,


                          VARIOUS LENDING INSTITUTIONS,


                      MORGAN STANLEY SENIOR FUNDING, INC.,
                      as Syndication Agent and Co-Arranger,


                       FIRST UNION CAPITAL MARKETS CORP.,
                                 as Co-Arranger,


                                       and


                          FIRST UNION INVESTORS, INC.,
                             as Administrative Agent


                       ----------------------------------

                           Dated as of August 4, 1999

                       ----------------------------------

                                 $25,821,762.94



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


                                TABLE OF CONTENTS
                                -----------------

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                                                                            ----

SECTION 1. Amount and Terms of Credit..........................................1

     1.01 The Commitments......................................................1
     1.02 Minimum Amount of Each Borrowing.....................................1
     1.03 Notice of Borrowing..................................................1
     1.04 Disbursement of Funds................................................2
     1.05 Notes................................................................3
     1.06 Conversions..........................................................3
     1.07 Pro Rata Borrowings..................................................3
     1.08 Interest.............................................................4
     1.09 Interest Periods.....................................................4
     1.10 Increased Costs, Illegality, etc. ...................................5
     1.11 Breakage.............................................................7
     1.12 Change of Lending Office.............................................8
     1.13 Replacement of Banks.................................................8

SECTION 2. Commitment Commission; Fees; Reductions of Commitment...............9

     2.01 Fees.................................................................9
     2.02 Voluntary Termination of Unutilized Commitments......................9
     2.03 Mandatory Reduction of Commitments...................................9

SECTION 3. Prepayments; Payments; Taxes.......................................10

     3.01 Voluntary Prepayments...............................................10
     3.02 Mandatory Repayments and Commitment Reductions......................11
     3.03 Method and Place of Payment.........................................13
     3.04 Net Payments........................................................13

SECTION 4. Conditions Precedent...............................................15

     4.01 Execution of Agreement; Notes.......................................15
     4.02 Officer's Certificate...............................................15
     4.03 Opinions of Counsel.................................................15
     4.04 Corporate Documents; Proceedings, etc. .............................16
     4.05 Adverse Change, etc. ...............................................16
     4.06 Litigation..........................................................16
     4.07 Amended and Restated Pledge Agreement...............................16
     4.08 Amended and Restated Security Agreement.............................17
     4.09 Subsidiaries Guaranty...............................................17
     4.10 Amended and Restated Mortgages; Title Insurance, etc. ..............17
     4.11 Solvency Certificate................................................17


                                      (i)

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                                                                            Page
                                                                            ----

     4.12 Fees, etc. .........................................................18
     4.13 Non-U.S. Assets; Financial Statements...............................18

SECTION 5. Conditions Precedent to All Credit Events..........................18

     5.01 No Default; Representations and Warranties..........................18
     5.02 Notice of Borrowing.................................................18
     5.03 Total Unutilized Revolving Loan Commitment Under the Existing
          Credit Agreement....................................................18

SECTION 6. Representations, Warranties and Agreements.........................19

     6.01 Corporate and Other Status..........................................19
     6.02 Corporate and Other Power and Authority.............................19
     6.03 No Violation........................................................19
     6.04 Approvals...........................................................20
     6.05 Financial Statements; Financial Condition; Undisclosed Liabilities;
          Projections, etc. ..................................................20
     6.06 Litigation..........................................................21
     6.07 True and Complete Disclosure........................................21
     6.08 Use of Proceeds; Margin Regulations.................................21
     6.09 Tax Returns and Payments............................................21
     6.10 Compliance with ERISA...............................................22
     6.11 The Security Documents..............................................23
     6.12 Properties..........................................................24
     6.13 Capitalization......................................................24
     6.14 Subsidiaries........................................................25
     6.15 Compliance with Statutes, etc. .....................................25
     6.16 Investment Company Act..............................................25
     6.17 Public Utility Holding Company Act .................................25
     6.18 Environmental Matters...............................................25
     6.19 Labor Relations.....................................................26
     6.20 Patents, Licenses, Franchises and Formulas..........................26
     6.21 Indebtedness........................................................26

SECTION 7. Affirmative Covenants..............................................27

     7.01 Incorporation by Reference..........................................27
     7.02 Additional Information Covenants....................................27

SECTION 8. Negative Covenants.................................................27

     8.01 Incorporation by Reference..........................................27
     8.02 Bank Accounts.......................................................28

SECTION 9. Events of Default..................................................28

     9.01 Payments............................................................28
     9.02 Representations, etc. ..............................................28


                                      (ii)

                                                                            Page
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     9.03 Covenants...........................................................28
     9.04 Default Under Other Agreements......................................28
     9.05 Bankruptcy, etc. ...................................................28
     9.06 ERISA...............................................................29
     9.07 Security Documents..................................................29
     9.08 Subsidiaries Guaranty...............................................30
     9.09 Judgments...........................................................30
     9.10 Change of Control...................................................30

SECTION 10. Definitions and Accounting Terms..................................30

     10.01 Defined Terms......................................................30

SECTION 11. The Administrative Agent and the Syndication Agent................49

     11.01 Appointment........................................................49
     11.02 Nature of Duties...................................................50
     11.03 Lack of Reliance on the Administrative agent and the Syndication
           Agent..............................................................50
     11.04 Certain Rights of the Agents.......................................50
     11.05 Reliance...........................................................51
     11.06 Indemnification....................................................51
     11.07 The Administrative Agent and the Syndication Agent in Their
           Individual Capacity................................................51
     11.08 Holders............................................................51
     11.09 Resignation by the Administrative Agent and the Syndication Agent..52

SECTION 12. Miscellaneous.....................................................52

     12.01 Payment of Expenses, etc. .........................................52
     12.02 Right of Setoff....................................................53
     12.03 Notices............................................................54
     12.04 Benefit of Agreement; Assignments; Participations..................54
     12.05 No Waiver; Remedies Cumulative.....................................56
     12.06 Payments Pro Rata..................................................56
     12.07 Calculations; Computations; Accounting Terms.......................57
     12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
           WAIVER OF JURY TRIAL...............................................57
     12.09 Counterparts.......................................................58
     12.10 Effectiveness......................................................58
     12.11 Headings Descriptive...............................................58
     12.12 Amendment or Waiver, etc. .........................................58
     12.13 Survival...........................................................59
     12.14 Domicile of Loans..................................................59
     12.15 Register...........................................................60
     12.16 Confidentiality....................................................60
     12.17 Limitation on Increased Costs......................................61


                                     (iii)

                                                                            Page
                                                                            ----

         SCHEDULE I          Commitments
         SCHEDULE II         Bank Addresses
         SCHEDULE III        Real Property
         SCHEDULE IV         Non-U.S. Assets
         SCHEDULE V          Subsidiaries
         SCHEDULE VI         Existing Indebtedness
         SCHEDULE VII        Projections


         EXHIBIT A           Notice of Borrowing
         EXHIBIT B           Form of Note
         EXHIBIT C           Section 4.04(b)(ii) Certificate
         EXHIBIT D           Opinion of Dickstein, Shapiro, Morin &
                             Oshinsky LLP, counsel to the Credit Parties
         EXHIBIT E           Officers' Certificate
         EXHIBIT F           Form of Amended and Restated Pledge Agreement
         EXHIBIT G           Form of Amended and Restated Security Agreement
         EXHIBIT H           Form of Subsidiaries Guaranty
         EXHIBIT I           Solvency Certificate
         EXHIBIT J           Assignment and Assumption Agreement
         EXHIBIT K           Notice of Account Designation






                                      (iv)

                  CREDIT AGREEMENT, dated as of August 4, 1999, among OMNIQUIP INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Co-Arranger, First Union Capital Markets Corp., as Co-Arranger and FIRST UNION INVESTORS, INC., as Administrative Agent (all capitalized terms used herein and defined in Section 10 are used herein as therein defined).


                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the credit facility provided for herein;


                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. Subject to and upon the terms and conditions set forth herein, each Bank severally agrees, at any time and from time to time on and after the Effective Date and prior to the Maturity Date, to make a revolving loan or revolving loans (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in
Section 1.10(b), all Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall not exceed for any such Bank at any time outstanding that aggregate principal amount which equals the Commitment of such Bank at such time.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount and, if greater, shall be in integral multiples of $100,000. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than eight Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans hereunder, the Borrower shall give the Administrative Agent at its Notice Office at least one Business Day's prior notice of each Base Rate Loan and at least three Business Days' prior notice of each Eurodollar Loan to be incurred hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (Eastern time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day) and whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing or prepayment of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing or prepayment, believed by the Administrative Agent in good faith to be from the Chief Executive Officer, the President, the Vice President-Finance, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or the Controller of the Borrower, or from any other authorized person of the Borrower designated in writing by the Borrower to the Administrative Agent as being authorized to give such notices, prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right, absent manifest error, to dispute the Administrative Agent's record of the terms of such telephonic notice of such Borrowing or prepayment of Loans.

                  1.04 Disbursement of Funds. No later than 12:00 Noon (Eastern time) on the date specified in each Notice of Borrowing, each Bank will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks by delivery of such amounts to the Borrower's Account. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to
(i) if recovered from such Bank, the Federal Funds Rate for each day during the period consisting of the first three Business Days following such date of availability and thereafter at the Base Rate as in effect from time to time and
(ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this
Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (each a "Note" and, collectively, the "Notes").

                  (b) The Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Effective Date (or, if issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Commitment of such Bank (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Loans of such Bank at such time) and be payable in the outstanding principal amount of the Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01 and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring after the Effective Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Loans made pursuant to one or more Borrowings of one or more Types of Loans into a Borrowing of another Type of Loan, provided that, (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of
Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto and (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (Eastern time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

                  1.07 Pro Rata Borrowings. All Borrowings of Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their Commitments. No Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan into a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Eurodollar Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to 2% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time, provided that at no time shall any Loan bear interest after maturity at a rate per annum which is less than 2% in excess of the rate applicable thereto at maturity without the application of the preceding provisions of this Section 1.08(c), with such interest to be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two or three-month period, provided that:

                    (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                    (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the immediately preceding Interest Period applicable thereto expires;

                    (iii) if any Interest Period for a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                    (iv) if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                    (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence; and

                    (vi) no Interest Period in respect of any Borrowing of Loans shall be selected which extends beyond the Maturity Date.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                    (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                    (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank or any change in a tax imposed solely on deposits or net assets of a Bank, in each case pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting the New York interbank Eurodollar market; or

                    (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of this Section 1.10(a) and Section 12.17 (to the extent applicable), pay to such Bank, within ten Business Days after such Bank's written request therefor and the delivery to the Borrower of the written notice described below in this clause (y), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine (but without duplication of any amounts that may be payable to such Bank under Section 1.10(c)) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder reasonably determined by such Bank in good faith (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving the Administrative Agent telephonic notice (confirmed in writing) as promptly as practicable and in any event within one Business Day after the date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected

Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time after the Effective Date any Bank determines that the introduction of or any change (which introduction or change shall have occurred after the Effective Date) in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank, the NAIC or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of this Section 1.10(c) and Section 12.17 (to the extent applicable), pay to such Bank, within ten Business Days after its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital (but without duplication of any amounts that may be payable to such Bank under Section 1.10(a)). In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall describe in reasonable detail the introduction of or change in applicable law or governmental rule, regulation, order, guideline, directive or request or change in interpretation or administration and the basis for calculation of such additional amounts.

                  1.11 Breakage. The Borrower shall compensate each Bank, within ten Business Days after its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding loss of anticipated profits) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 3.01 or 3.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b). Each Bank agrees to use commercially reasonable efforts to minimize its losses, expenses and liabilities described in this
Section 1.11.

                  1.12 Change of Lending Office. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c) or Section 3.04 with respect to such Bank, it will (subject to overall policy considerations of such Bank), if requested by the Borrower, designate another Lending Office for any Loans affected by such event, provided that such designation is made on such terms that such Bank and its Lending Office suffer no economic, legal or regulatory disadvantage which such Bank determines, in its sole discretion, to be adverse in any material respect, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10 and 3.04.

                  1.13 Replacement of Banks. (a) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans, (b) upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs materially in excess of those being generally charged by the other Banks or (c) in the case of a refusal by a Bank to consent to one or more proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as (and to the extent) provided in Section 12.12(b), the Borrower shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause (c), no Default or Event of Default will exist immediately after giving effect to such replacement), to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferees (it being acknowledged that the Replaced Bank shall be under no obligation to identify or secure the commitment of such Eligible Transferee or assist in identifying or securing the commitment of such Eligible Transferee), none of whom shall constitute a Defaulting Bank at the time of such replacement and each of whom shall be reasonably acceptable to the Administrative Agent (collectively, the "Replacement Bank"), provided that (1) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement
Bank) pursuant to which the Replacement Bank shall acquire the Commitment and outstanding Loans of the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank in respect thereof an amount equal to the sum of (i) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank and (ii) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank, and (2) all obligations of the Borrower due and owing to the Replaced Bank at such time (other than those specifically described in clause (1) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (1) and (2) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 11.06 and 12.01), which shall survive as to such Replaced Bank. Replacements pursuant to this Section 1.13 shall only be effected by assignments which otherwise meet the applicable requirements of Section 12.04(b).

                  SECTION  2.  Commitment   Commission;   Fees;   Reductions  of
Commitment.

                  2.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank a commitment commission (the "Commitment Commission") for the period from and including the Effective Date to but excluding the Maturity Date (or such earlier date as the Total Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Commitment of such Non-Defaulting Bank. Accrued Commitment Commissions shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date or such earlier date upon which the Total Commitment is terminated.

                  (b) The Borrower agrees to pay to the Agents, for their own account, such other fees as have been agreed to in writing by the Borrower and the Agents.

                  2.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least one Business Day's prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Commitment of each Bank.

                  (b) In the event of a refusal by a Bank to consent to one or more proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as (and to the extent) provided in Section 12.12(b), the Borrower may, subject to its compliance with the requirements of Section 12.12(b), upon 5 Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) terminate the Commitment of such Bank and, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to Section 3.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 11.06 and 12.01), which shall survive as to such repaid Bank.

                  2.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Commitment of each Bank) shall (i) terminate in its entirety on the Maturity Date and (ii) be reduced from time to time prior to such date to the extent required by Section 3.02.

                  (b) Each  reduction of the Total  Commitment  pursuant to this
Section 2.03 (or pursuant to Section 3.02) shall be applied proportionately to permanently reduce the Commitment of each Bank.

                  SECTION 3. Prepayments; Payments; Taxes.

                  3.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:

                    (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (Eastern time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three
     Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

                    (ii) each prepayment shall be in an aggregate principal amount of at least $500,000 and, if greater, in integral multiples of $100,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect;

                    (iii)  prepayments of Eurodollar Loans made pursuant to this
     Section 3.01(a) may only be made on the last day of an Interest Period applicable thereto unless such prepayment is accompanied by any breakage costs and any other amounts due such Bank in accordance with Section 1.11; and

                    (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that, at the Borrower's election, in connection with any prepayment of Loans pursuant to this Section 3.01(a), such prepayment shall not be applied to any Loans of a Defaulting Bank.

                  (b) In the event of a refusal by a Bank to consent to one or more proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as (and to the extent) provided in Section 12.12(b), the Borrower may, upon 5 Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Bank in accordance with, and subject to the requirements of, said
Section 12.12(b) so long as (i) in the case of the repayment of Loans of any Bank pursuant to this clause (b) the Commitment of such Bank is terminated concurrently with such repayment pursuant to Section 2.02(b) (at which time
Schedule I shall be deemed modified to reflect the changed Commitments) and (ii) the consents, if any, required by Section 12.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

                  3.02 Mandatory Repayments and Commitment Reductions. (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the Loans made by Non-Defaulting Banks exceeds the Adjusted Total Commitment as then in effect, the Borrower shall prepay on such day all Loans of Non-Defaulting Banks in an amount equal to such excess.

                  (ii) On any day on which the aggregate outstanding principal amount of the Loans made by any Defaulting Bank exceeds the Commitment of such Defaulting Bank, the Borrower shall prepay on such day principal of Loans of such Defaulting Bank in an amount equal to such excess.

                  (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Wholly-Owned Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Wholly-Owned Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to
Section 9.04 of the Existing Credit Agreement as in effect on the Effective Date (except for (i) the incurrence of New Subordinated Notes pursuant to Section 9.04(vi) of the Existing Credit Agreement, the proceeds of which are required to be applied as set forth in this Section 3.02(b) and (ii) Indebtedness of Snorkel Elevating Work Platforms Limited and/or Snorkel Elevating Work Platforms Pty Limited under the Snorkel Revolver, the proceeds of which are required to be applied as set forth in this Section 3.02(b), provided that in no event shall the Total Commitment be reduced to less than $20,000,000 as a result of the entering into of the Snorkel Revolver)), an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Loans (and/or, if the Total Commitment has not yet been terminated, as a mandatory reduction to the Total Commitment, subject to the proviso of clause (ii) of this Section 3.02(b)) in accordance with the requirements of Sections 3.02(f) and (g).

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Wholly-Owned Subsidiaries receives cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds from the respective Asset Sale shall be applied as a mandatory repayment of principal of outstanding Loans (and/or, if the Total Commitment has not yet been terminated, as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 3.02(f) and (g), provided that, so long as no Default or Event of Default then exists, up to $2,000,000 in the aggregate in any fiscal year of the Borrower of Net Sale Proceeds from Asset Sales may be used or contractually committed to be used to purchase like assets pursuant to Section 9.07(b) of the Existing Credit Agreement within 180 days following the date of the respective Asset Sale (and the Net Sale Proceeds therefrom shall not be required to be applied on the date of receipt of such Net Sale Proceeds pursuant to this Section 3.02(c)) so long as the Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used or contractually committed to be used to purchase like assets within 180 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended) and provided further, that (1) if all or any portion of such Net Sale Proceeds are not so reinvested in like assets within such 180 day period or contractually committed to be so reinvested within such 180-day period, 100% of such remaining portion shall be applied on the last day of such applicable period as a mandatory repayment of principal of outstanding Loans as provided above in this Section 3.02(c) without regard to the immediately preceding proviso and (2) if all or any portion of such Net Sale Proceeds are not required to be applied on the 180th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied within ten days of the date of such termination or expiration as a mandatory repayment of principal of outstanding Loans as provided in this Section 3.02(c) without regard to the immediately preceding proviso.

                  (d) In addition to any other mandatory repayments pursuant to this Section 3.02, on each Excess Cash Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Loans (and/or, if the Total Commitment has not yet been terminated, as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 3.02(f) and (g).

                  (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, within five days following each date on or after the Effective Date upon which the Borrower or any of its Wholly-Owned Subsidiaries receives any cash proceeds from any Recovery Event in excess of $250,000 in the aggregate in any fiscal year of the Borrower from all Recovery Events, an amount equal to 100% of the Net Insurance Proceeds of such Recovery Event shall be applied as a mandatory repayment of principal of outstanding Loans (and/or, if the Total Commitment has not yet been terminated, as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 3.02(f) and (g), provided that, so long as no Default or Event of Default then exists, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or shall be contractually committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (1) if all or any portion of such proceeds not required to be applied to the repayment of outstanding Loans (and/or as a reduction to the Total Commitment) are not so used or contractually committed to be used within 180 days after the date of the receipt of such proceeds, then such remaining portion not used or contractually committed to be used shall be applied on the date which is the 180th day after the date of the receipt of such proceeds as a mandatory repayment of principal of outstanding Loans as provided above in this Section 3.02(e) without regard to the immediately preceding proviso and (2) if all or any portion of such proceeds are not required to be applied on the 180th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied within ten days of the date of such termination or expiration as a mandatory repayment of principal of outstanding Loans as provided in this Section 3.02(e) without regard to the immediately preceding proviso.

                  (f) With respect to each  repayment of Loans  required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (g) Each amount required to be applied to repay Loans pursuant to Sections 3.02(b) through (e), inclusive, shall be applied to repay the outstanding principal amount of the Loans (with a corresponding reduction to the Total Commitment subject to the proviso of clause (ii) of Section 3.02(b)). To the extent the amount of any mandatory repayment exceeds the aggregate principal amount of Loans then outstanding, such excess shall be applied to reduce the Total Commitment subject to the proviso of clause (ii) of Section 3.02(b).

                  (h) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, all then outstanding Loans shall be repaid in full on the Maturity Date.

                  3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:30 p.m. (Eastern time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate immediately prior to such extension.

                  3.04 Net Payments.(a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank and any taxes imposed solely on deposits or net assets of a Bank, in each case pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "NonExcluded Taxes"). Except as otherwise provided in Section 3.04(b), if any NonExcluded Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such NonExcluded Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any NonExcluded Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Non-Excluded Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank, in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any NonExcluded Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any NonExcluded Taxes so levied or imposed and paid by such Bank.

                  (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will, promptly upon request by the Borrower, deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate because a change in law or change in circumstance eliminates the availability to the Bank of an exemption from United States withholding tax with respect to payments to be made under this Agreement or any Note, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this
Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to Section 12.04(b), (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes.

                  SECTION 4. Conditions Precedent. The obligation of each Bank to make Loans on the Effective Date is subject at the time of the making of such Loans to the satisfaction of the following conditions:

                  4.01 Execution of Agreement; Notes. The Effective Date shall have occurred and there shall have been delivered to the Agents for the account of each of the Banks the appropriate Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided herein.

                  4.02 Officer's Certificate. On the Effective Date, the Agents shall have received a certificate, dated the Effective Date and signed on behalf of the Borrower by the President or any Vice President of the Borrower, stating that all of the conditions in Sections 4.05, 4.06 and 5.01 have been satisfied on such date.

                  4.03 Opinions of Counsel. On the Effective Date, the Agents shall have received from (i) Dickstein, Shapiro, Morin & Oshinsky LLP, counsel to the Credit Parties, an opinion addressed to the Agents and each of the Banks and dated the Effective Date, covering the matters set forth in Exhibit D and such other matters incident to the transactions contemplated herein as any Agent may reasonably request and (ii) local counsel (reasonably satisfactory to the Agents) opinions, each of which shall (x) be addressed to the Agents and each of the Banks and dated the Effective Date, (y) be in form and substance reasonably satisfactory to the Agents and (z) cover the perfection of the security interests granted pursuant to the Security Documents and such other matters incident to the transactions contemplated hereby as any Agent may reasonably request.

                  4.04 Corporate Documents; Proceedings; etc. (a) On the Effective Date, the Agents shall have received a certificate from each Credit Party, dated the Effective Date, signed by the President or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the certificate of incorporation (or equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each such certificate of incorporation and by-laws shall be in the form provided to the Agents prior to the Effective Date or in such other form as is reasonably acceptable to the Agents, and the foregoing resolutions shall be in form and substance reasonably acceptable to the Agents.

                  (b) All corporate and legal proceedings shall be reasonably satisfactory in form and substance to the Agents, and the Agents shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  4.05 Adverse Change, etc. On or prior to the Effective Date, nothing shall have occurred (and the Agents shall have become aware of no facts or conditions not previously known) which is reasonably likely to have a material adverse effect on the rights or remedies of the Banks or the Agents, or on the ability of the Borrower or its Subsidiaries to perform their obligations to the Banks or which is reasonably likely to have a materially adverse effect on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  4.06 Litigation. On the Effective Date, no litigation by any entity (private or governmental) shall be pending or threatened which is reasonably likely to have a material adverse effect on the rights or remedies of the Banks or the Agents, or on the ability of the Borrower or its Subsidiaries to perform their obligations to the Banks or which is reasonably likely to have a materially adverse effect on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  4.07 Amended and Restated Pledge Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered the Amended and Restated Pledge Agreement in the form of Exhibit F (as amended, modified or supplemented from time to time, the "Amended and Restated Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities, if any, referred to therein then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers in the case of capital stock constituting Pledged Securities.

                  4.08 Amended and Restated Security Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered the Amended and Restated Security Agreement in the form of Exhibit G (as modified, supplemented or amended from time to time, the "Amended and Restated Security Agreement") covering all of such Credit Party's present and future Amended and Restated Security Agreement Collateral.

                  4.09 Subsidiaries Guaranty. On the Effective Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty").

                  4.10 Amended and Restated Mortgages; Title Insurance; etc. On the Effective Date, the Collateral Agent shall have received:

                    (i) fully executed counterparts of the Amended and Restated Mortgages, in form and substance reasonably satisfactory to the Agents, which Amended and Restated Mortgages shall cover the Mortgaged Properties owned by the Credit Parties on the Effective Date as designated on Schedule III, together with evidence that counterparts of such Amended and Restated Mortgages and amendments have been delivered to the title insurance company insuring the Lien of such Amended and Restated Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable, to effectively create a valid and enforceable first priority mortgage lien on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors; and

                    (ii) endorsements, in form and substance satisfactory to the
     Agents, in respect of the Exisiting Mortgage Policies and issued by a title insurer reasonably satisfactory to the Agents (the "Endorsements") assuring the Collateral Agent that the Amended and Restated Mortgages (as amended) on such Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Endorsements shall otherwise be in form and substance reasonably satisfactory to the Agents.

                  4.11 Solvency Certificate. On the Effective Date, the Borrower shall have delivered to the Agents a solvency certificate from the Chief Financial Officer of the Borrower in the form of Exhibit I.

                  4.12 Fees, etc. On the Effective Date, the Borrower shall have paid to the Agents and each Bank all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and such Bank to the extent then due.

                  4.13 Non-U.S. Assets; Financial Statements. On the Effective Date, the Borrower shall have delivered to the Agents:

                    (i) Schedule IV showing the book value of all receivables, inventory and fixed assets of the Borrower and its Subsidiaries located or arising from operations outside of the United States; and

                    (ii) (x) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at June 30, 1999 and June 30, 1998, together with (y) the related consolidated and consolidating statements of income, showing income by division, and the related consolidated and consolidating statements of retained earnings and statement of cash flows, in each case for the nine month period ending June 30, 1999 (and setting forth comparative figures for the related periods in the prior fiscal year of the Borrower).

                  SECTION 5. Conditions Precedent to All Credit Events. The obligation of each Bank to make Loans (including Loans made on the Effective
Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  5.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  5.02 Notice of Borrowing. Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

                  5.03 Total  Unutilized  Revolving  Loan  Commitment  Under the
Existing Credit Agreement. At the time of the making of each Loan, the Total Unutilized Revolving Loan Commitment, as defined in the Existing Credit Agreement, shall be equal to zero.

                  The acceptance of the proceeds of each Loan shall constitute a representation and warranty by the Borrower to the Agents and each of the Banks that all the conditions specified in Section 4 (with respect to Credit Events on the Effective Date) and in this Section 5 (with respect to Credit Events on and after the Effective Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 4 and in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts or copies for each of the Banks and shall be in form and substance reasonably satisfactory to the Agents and the Required Banks.

                  SECTION 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, the Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, with the occurrence of each Credit Event on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

                  6.01 Corporate and Other Status. Each Credit Party and each of its Subsidiaries (i) is a duly organized and validly existing corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  6.02 Corporate and Other Power and Authority. Each Credit Party has the corporate or partnership power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, by-laws or partnership agreement (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

                  6.04 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date, or to the extent not required to be obtained or made on or prior to the Effective Date, as will be obtained or made on or prior to the required date therefor), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit

Document.

                  6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The consolidated balance sheet of the Borrower and its Subsidiaries at September 30, 1998 and June 30, 1999 and the related consolidated statements of operations, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal year or nine-month period ended on such dates, respectively, copies of which have been furnished to the Banks prior to the Effective Date, present fairly the financial position of the Borrower and its Subsidiaries at the date of such balance sheets and the results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. Except as previously disclosed in writing to the agents under the Existing Credit Agreement, since September 30, 1998, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  (b) (i) On and as of the Effective Date, on a pro forma basis, after giving effect to the execution, delivery and performance of this Agreement and the other Credit Documents, and the consummation of the transactions contemplated herein and therein and to all Indebtedness incurred and to be incurred, and Liens created by the Credit Parties in connection therewith, (a) the sum of the assets, at a fair valuation, of each of the Borrower on a stand alone basis and of the Borrower and its Subsidiaries taken as a whole will exceed its debts; (b) each of the Borrower on a stand alone basis and the Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) each of the Borrower on a stand alone basis and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this
Section 6.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 6.05(a) there were as of the Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a material and adverse effect on the Borrower and its Subsidiaries taken as a whole. As of the Effective Date, the Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  (d) On and as of the Effective Date, the Projections delivered to the Agents and the Banks prior to the Effective Date have been prepared in good faith and are based on reasonable assumptions. On the Effective Date, the Borrower believes that the Projections are reasonable, it being understood that the Projections include assumptions as to future events that are not to be viewed as facts and that actual results may differ from the projected results and such differences may be material.

                  6.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  6.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by any Credit Party in writing to any Agent or any Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of any Credit Party in writing to any Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  6.08 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans will be used (i) for the Borrower's and its Subsidiaries' general corporate and working capital purposes and (ii) to make the scheduled repayment of loans under the Existing Credit Agreement due on August 31, 1999.

                  (b) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. The Borrower and each of its Subsidiaries have at all times paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  6.10 Compliance with ERISA. (i) Each Plan and to the knowledge of the Borrower each Multiemployer Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan and to the knowledge of the Borrower each Multiemployer Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred with respect to a Plan; to the knowledge of the Borrower, no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan and to the knowledge of the Borrower no Multiemployer Plan which is subject to Section 412 of the Code or
Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all material contributions required to be made by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to a Plan or a Multiemployer Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect or secondary liability) to or on account of a Plan pursuant to
Section  409,  502(i),  502(l),  4062,  4063,  4064 or 4069 of ERISA or  Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan; to the knowledge of the Borrower and its Subsidiaries, no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending or, to the knowledge of the Borrower and its Subsidiaries, threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of this Agreement and with respect to fiscal years ended prior to the date of each Credit Event would not be material; each group health plan (as defined in Section 607(1) of ERISA or Section
4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate has at all times been operated in substantial compliance with the provisions of
Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect or secondary liability) under Sections 515, 4201, 4202 or 4212 of ERISA with respect to any Multiemployer Plan; to the knowledge of the Borrower, no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Multiemployer Plan pursuant to the foregoing provisions of ERISA; to the knowledge of the Borrower and its Subsidiaries, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Multiemployer Plan (other than routine claims for benefits) that could reasonably be expected to be material to the Borrower or the Borrower and its Subsidiaries taken as a whole is pending or threatened; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA), which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or Multiemployer Plan, the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the Borrower or any of its Subsidiaries to perform their respective obligations under the Credit Documents.

                  (ii) To the knowledge of the Borrower and its Subsidiaries, each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All material contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Borrower nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The Borrower and its Subsidiaries do not maintain or contribute to any Foreign Pension Plan the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the Borrower or the Borrower and its Subsidiaries taken as a whole to perform their obligations under the Credit Documents.

                  6.11 The Security Documents. (a) The provisions of the Amended and Restated Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties party thereto in the Amended and Restated Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected lien on, and security interest in, all right, title and interest in all of the Amended and Restated Security Agreement
Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Amended and Restated Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Amended and Restated Security Agreement will create, as may be perfected by such filing and recordation, a perfected security interest granted to the Collateral Agent in the trademarks and patents covered by the Amended and Restated Security Agreement and the recordation of the Assignment of Security Interest in U.S. Copyrights in the form attached to the Amended and Restated Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Amended and Restated
Security Agreement will create, as may be perfected by such filing and recordation, a perfected security interest granted to the Collateral Agent in the copyrights covered by the Amended and Restated Security Agreement.

                  (b) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, under the Amended and Restated Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Amended and Restated Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities under the Amended and Restated Pledge Agreement.

                  (c) The Amended and Restated Mortgages create, for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Liens permitted under Section 9.01 of the Existing Credit Agreement).
Schedule III contains a true and complete list of each parcel of Real Property owned or leased by the Borrower and its Subsidiaries on the Effective Date, and the type of interest therein held by the Borrower or such Subsidiary. The Borrower and each of its Subsidiaries have (i) good and marketable title to all fee-owned Real Property free and clear of all Liens except those described in the first sentence of this subsection (c) and (ii) valid leasehold title to all Leaseholds.

                  6.12 Properties. The Borrower and each of its Subsidiaries have good and marketable title to all material properties owned by them, including all material property reflected in the balance sheets referred to in
Section  6.05(a),  free and clear of all Liens,  other than Liens  permitted  by
Section 9.01 of the Existing Credit Agreement.

                  6.13 Capitalization. On the Effective Date, the authorized capital stock of the Borrower shall consist of (i) 100,000,000 shares of common stock, $.01 par value per share, of which 14,262,000 shares of such common stock are issued and outstanding and (ii) 1,500,000 shares of preferred stock, $.01 par value per value, none of which shares of such preferred stock are issued or outstanding. All outstanding shares of capital stock of the Borrower have been duly and validly issued, are fully paid and nonassessable. Except for options or warrants to purchase shares of common stock of the Borrower held by employees and directors of the Borrower or any of its Subsidiaries, as of the Effective Date, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  6.14 Subsidiaries. As of the Effective Date, the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule V. Schedule V correctly sets forth, as of the

Effective Date, the percentage ownership (direct or indirect) of the Borrower in each class of capital stock or other equity of each of its Subsidiaries and also identifies the direct owner thereof.

                  6.15 Compliance with Statutes, etc. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  6.16 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.17 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.18 Environmental Matters. (a) The Borrower and each of its Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries (including any such claim arising out of the ownership or operation by the Borrower or any of its Subsidiaries of any Real Property no longer owned or operated by the Borrower or any of its Subsidiaries) or any Real Property owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to any Real Property owned or operated by the Borrower or any of its Subsidiaries (including any Real Property formerly owned or operated by the Borrower or any of its Subsidiaries but no longer owned or operated by the Borrower or any of its Subsidiaries) or, to the best knowledge of the Borrower, any property adjoining or adjacent to any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries, or (ii) to cause any Real Property owned or operated by the Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, occupancy or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law.

          (c) Notwithstanding anything to the contrary in this Section
6.18, the representations made in this Section 6.18 shall not be untrue unless the aggregate effect of all violations, claims, restrictions, failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  6.19 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower or the Borrower and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened against the Borrower or any of its Subsidiaries and
(iii) no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries and its Subsidiaries taken as a whole.

                  6.20 Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  6.21 Indebtedness. Schedule VI sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the Borrower and its Subsidiaries as of the Effective Date (excluding the Loans and Indebtedness permitted under Section 9.04(iii) of the Existing Credit Agreement, the "Existing Indebtedness"), in each case showing the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guaranteed such debt.

                  SECTION 7. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  7.01 Incorporation by Reference. The Borrower will, and will cause each of its Subsidiaries to, comply with each of the covenants set forth in Section 8 of the Existing Credit Agreement (without giving effect to any amendments, modifications or supplements thereto (including any amendments, modifications or supplements to the definitions in the Existing Credit Agreement applicable to such covenants) entered into after the Effective Date unless such amendments, modifications or supplements are also agreed to by the Required Banks hereunder) to the extent such covenants are applicable to the Borrower or such Subsidiary, each of which covenants (together with all definitions in the Existing Credit Agreement applicable to such covenants) is incorporated herein by reference as if fully set forth herein in its entirety.

                  7.02 Additional Information Covenants. The Borrower will furnish to each Bank:

                  (a) Weekly Financial Statements. Within two Business Days after the end of each calendar week, (i) projections of cash flows for the period beginning with the end of such calendar week through and including the Maturity Date, (ii) actual cash flows for each of the four weeks immediately preceding the end of such calendar week and (iii) backlogs and shipments by product line as of the end of such calendar week.

                  (b) Monthly Financial Statements. Within ten Business Days after the end of each calendar month, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such month, the related consolidated and consolidating statements of income, showing income by division, and the related consolidated and consolidating statements of retained earnings and statement of cash flows for such month.

                  SECTION 8. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Incorporation by Reference. The Borrower will, and will cause each of its Subsidiaries to, comply with each of the covenants set forth in Section 9 of the Existing Credit Agreement (without giving effect to any amendments, modifications or supplements thereto (including any amendments, modifications or supplements to the definitions in the Existing Credit Agreement applicable to such covenants) entered into after the Effective Date unless such amendments, modifications or supplements are also agreed to by the Required Banks hereunder) to the extent such covenants are applicable to the Borrower or such Subsidiary, each of which covenants (together with all definitions in the Existing Credit Agreement applicable to such covenants) is incorporated herein by reference as if fully set forth herein in its entirety.

                  8.02 Bank Accounts. The Borrower will not, and will not permit any of its Subsidiaries to, open any bank accounts without the prior written consent of the Administrative Agent; provided, however, the Borrower or any of its Subsidiaries may, in the aggregate, open up to two bank accounts in connection with the Snorkel Revolver.

                  SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note, or (ii) default, and such default shall continue for more than two Business Days, in the payment when due of any interest on any Loan or Note or any Fees or any other amounts owing hereunder or thereunder; or

                  9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered to any Agent or any Bank pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i), 8.08 or 8.11 of the Existing Credit Agreement or Section 9 of the Existing Credit Agreement or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections
9.01 and 9.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by any Agent or the Required Banks; or

                  9.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Notes) beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required, but beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created), any such Indebtedness to become due prior to its stated maturity, or
(ii) any Indebtedness (other than the Notes) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 9.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $2,000,000; or

                  9.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 15 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its
Subsidiaries   commences  any  other   proceeding   under  any   reorganization,
arrangement,
adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, any Plan or Multiemployer Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan or Multiemployer Plan, any Plan or Multiemployer Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan or Multiemployer Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan, a Multiemployer Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069,  4201,  4204 or 4212 of ERISA or Section  401(a)(29),  4971 or 4975 of the
Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B(a) of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; or

                  9.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01 of the Existing Credit Agreement), and subject to no other Liens (except as permitted by Section 9.01 of the Existing Credit Agreement); or

                  9.08 Subsidiaries Guaranty. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor, or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty; or

                  9.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any Subsidiary of the Borrower involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $2,000,000; or

                  9.10 Change of Control. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and
(iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

                  SECTION 10. Definitions and Accounting Terms.

                  10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Adjusted Consolidated Cash Income" shall mean, for any period, Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains which were included in arriving at Consolidated Net Income for such period.

                  "Adjusted Consolidated Working Capital" at any time shall mean
Consolidated   Current  Assets  (but  excluding  therefrom  all  cash  and  Cash
Equivalents) less Consolidated Current Liabilities at such time.

                  "Adjusted Total Commitment" shall mean at any time the Total Commitment less the aggregate Commitments of all Defaulting Banks.

                  "Administrative Agent" shall mean First Union Investors, Inc., in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" shall mean and include the Administrative Agent and the Syndication Agent.

                  "Agreement"  shall mean this Credit  Agreement,  as  modified,
supplemented,   amended,  restated  (including  any  amendment  and  restatement hereof), extended, renewed, refinanced or replaced from time to time.

                  "Amended and Restated Mortgage" shall mean each mortgage, deed to secure debt or deed of trust pursuant to which any Credit Party shall have granted to the Collateral Agent a mortgage lien on such Credit Party's Mortgaged Property.

                  "Amended and Restated Pledge Agreement" shall have the meaning provided in Section 4.07.

                  "Amended and Restated Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Amended and Restated Pledge Agreement.

                  "Amended and Restated Security Agreement" shall have the meaning provided in Section 4.08.

                  "Amended and Restated Security Agreement Collateral" shall mean all "Collateral" as defined in the Amended and Restated Security Agreement.

                  "Applicable Base Rate Margin" from and after the first day of any Applicable Pricing Period (the "Start Date") to and including the last day of such Applicable Pricing Period (the "End Date"), shall mean the respective percentage per annum set forth in clause (A) - (F) below if, but only if, as of the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date (the "Test Date") the condition in clause (A) - (F) below is met:

                  (A) 2.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 3.50:1.0; or

                  (B) 1.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.50:1.0 but greater than 3.00:1.0; or

                  (C) 1.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.00:1.0 but greater than 2.50:1.0; or

                  (D) 1.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.50:1.0 but greater than 2.00:1.0; or

                  (E) 1.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.00:1.0 but greater than 1.50:1.0; or

                  (F) 0.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.5:1.0.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the Effective Date to the date of delivery of the financial statements and related certificates pursuant to
Section 8.01(b) of the Existing Credit Agreement in respect of the Borrower's fiscal year ending on September 30, 1999, and (b) at any time when any Default or Event of Default exists, the Applicable Base Rate Margin shall be 2.000%.

                  "Applicable Commitment Commission Percentage" from and after any Start Date to and including the corresponding End Date, shall mean the respective percentage per annum set forth in clause (A) or (B) below if, but only if, as of the Test Date for such Start Date the condition set forth in clause (A) or (B) below is met:

                  (A) 0.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 1.50:1.00; or

                  (B) 0.375% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.50:1.00.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the Effective Date to the date of delivery of the financial statements and related certificates pursuant to
Section  8.01(b) of the Existing  Credit  Agreement in respect of the

Borrower's fiscal year ending on September 30, 1999 and (b) at any time when any Default or Event of Default exists, the Applicable Commitment Commission Percentage shall be 0.500%.

                  "Applicable Eurodollar Margin" from and after any Start Date to and including the corresponding End Date, shall mean the respective percentage per annum set forth in clause (A)-(F) below if, but only if, as of the Test Date for such Start Date the condition in clause (A)-(F) below is met:

                  (A) 3.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 3.50:1.0; or

                  (B) 2.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.50:1.0 but greater than 3.00:1.0; or

                  (C) 2.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.00:1.0 but greater than 2.50:1.0; or

                  (D) 2.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.50:1.0 but greater than 2.00:1.0; or

                  (E) 2.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.00:1.0 but greater than 1.50:1.0; or

                  (F) 1.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.5:1.0.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the Effective Date to the date of delivery of the financial statements and related certificates pursuant to
Section 8.01(b) of the Existing Credit Agreement in respect of the Borrower's fiscal year ending on September 30, 1999 and (b) at any time when any Default or Event of Default exists, the Applicable Eurodollar Margin shall be 3.000%.

                  "Applicable Pricing Period" shall mean each period which shall commence on a date five Business Days after the date on which the financial statements are delivered pursuant to Section 8.01(a) or (b) of the Existing Credit Agreement and which shall end on the earlier of (i) the date five Business Days after the date of actual delivery of the next financial statements pursuant to Section 8.01(a) or (b) of the Existing Credit Agreement and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 8.01(a) or (b) of the Existing Credit Agreement if such financial statements have not been delivered on or prior to such date.

                  "Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to the Borrower or a Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) of the Borrower or any of its Subsidiaries, other than any sale, transfer or disposition permitted by Sections 9.02(ii), (iii), (v), (vii), (xi) and (xii) of the Existing Credit Agreement.

                  "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit J (appropriately completed).

                  "Bank" shall mean each Person listed on Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to Section 1.13 or 12.04(b).

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Bank to make available its portion of any Borrowing or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that such Bank does not intend to comply with its obligations under Section 1.01 or 1.04, in the case of either clause (i) or (ii) as a result of any takeover or control (including, without limitation, as a result of the occurrence of any event of the type described in Section 9.05 with respect to such Bank) of such Bank by any regulatory authority or agency.

                  "Bankruptcy Code" shall have the meaning provided in Section 9.05.

                  "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

                  "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrower's Account" shall mean a deposit account of the Borrower maintained with the Payment Office of the Administrative Agent, which is identified by the Borrower in the most recent Notice of Account Designation, substantially in the form of Exhibit K hereto delivered by the Borrower to the Administrative Agent as the Borrower's Account for receipt of proceeds of Loans to the Borrower.

                  "Borrowing" shall mean the borrowing of one Type of Loan from all the Banks on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City, New York or Charlotte, North Carolina a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank Eurodollar market.

                  "Calculation Period" shall mean the period of four consecutive fiscal quarters of the Borrower last ended before the date of the respective Permitted Acquisition which requires calculations to be made on a Pro Forma Basis.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than 270 days after the date of acquisition by such Person, (v) asset-backed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least A-1 or the equivalent thereof by Standard & Poor's Rating Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

                  "Change of Control" shall mean (i) any Person or "group" (within the meaning of Rules 13d-3 or 13d-5 under the Securities Exchange Act (as in effect on the Effective Date)), other than the Permitted Holders, shall
(A) have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or (B) have obtained the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

                  "Co-Arrangers" shall mean each of First Union Capital Markets Corp. and MSSF in their respective capacities as Co-Arrangers. The Co-Arrangers shall incur no liabilities and shall have no duties or responsibilities under this Agreement or any other Credit Document in such capacity.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document, including, without limitation, all Amended and Restated Pledge Agreement Collateral, all Amended and Restated Security Agreement Collateral and the Mortgaged Properties.

                  "Collateral Agent" shall mean First Union National Bank acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Commitment," as same may be (x) reduced from time to time pursuant to Sections 2.02, 2.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 12.04(b).

                  "Commitment  Commission"  shall have the  meaning  provided in
Section 2.01.

                  "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Borrower and its Subsidiaries at such time.

                  "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Subsidiaries at such time, but excluding the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income before Consolidated Interest Expense and before provision for taxes for such period and without giving effect (w) to any extraordinary gains or losses, (x) to any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business and (y) to any expenses related to or incurred by the Borrower in connection with any Permitted Acquisition, provided, however, that with respect to any Permitted Acquisition which is accounted for as a "purchase," for the Calculation Period following such acquisition Consolidated EBIT shall include results of operations of the company or assets so acquired which amounts shall be determined on a Pro Forma Basis.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization and depreciation expense of the Borrower and its Subsidiaries that was deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated  Indebtedness"  shall  mean,  at any  time,  the principal amount of all Indebtedness of the Borrower and its Subsidiaries at such time determined on a consolidated basis to the extent that such Indebtedness would be accounted for as debt in accordance with generally accepted accounting principles plus, without duplication, (i) the maximum amount available to be drawn under all letters of credit issued for the account of the Borrower and its Subsidiaries and all unpaid drawings in respect of such letters of credit, (ii) the principal amount of all bonds issued by the Borrower and its Subsidiaries in connection with workers' compensation obligations, lease obligations and similar obligations, (iii) all Indebtedness set forth on
Schedule V to the extent outstanding at such time and (iv) the amount of all Contingent Obligations of the Borrower and its Subsidiaries determined on a consolidated basis in respect of Indebtedness of other Persons of the type described above in this definition.

                  "Consolidated  Interest  Expense"  shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period; provided that the amortization of fees and expenses with respect to this Agreement, the Indebtedness incurred hereunder and any Indebtedness incurred under Section 9.04(vi) or (vii) of the Existing Credit Agreement shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

                  "Consolidated Net Income" shall mean, for any Person and period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis (after deduction for minority interests) in accordance with generally accepted accounting principles, provided that (i) in determining Consolidated Net Income of the Borrower, the net income (or loss) of any other Person which is not a Subsidiary of the Borrower or is accounted for by the Borrower by the equity method of accounting shall be included only to the extent of the payment of dividends or distributions by such other Person to the Borrower or a Subsidiary thereof during such period and (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the Borrower on the Effective Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors or is recommended by a committee of the Board of Directors a majority of which is composed of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, the Subsidiaries Guaranty and each Security Document.

                  "Credit Event" shall mean the making of any Loan.

                  "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                  "Determination Date" shall have the meaning provided in the definition of "Pro Forma Basis."

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

                  "Effective Date" shall have the meaning provided in Section 12.10.

                  "Eligible Transferee" shall mean and include a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Effective Date or other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "End Date" shall have the meaning provided in the definition of Applicable Base Rate Margin.

                  "Endorsement" shall have the meaning provided in Section 4.10.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean, with respect to each Interest Period for a Eurodollar Loan, the London Interbank Offered Rate for borrowings (rounded upward to the nearest 1/16 of one percent) for deposits of Dollars in minimum amounts of at least the Minimum Borrowing Amount applicable to such Eurodollar Loan for a period equivalent to such period at or about 11:00 A.M. (London time) on the second Business Day before the first day of such period as is displayed on Telerate page 3750 (British Bankers' Association Interest Settlement Rates) (or such other page as may replace such page 3750 on such system, provided that if on such date no such rate is so displayed, the
Eurodollar Rate for such period shall be the rate determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest 1/16 of one percent) of the rate per annum at which deposits of Dollars in an amount approximately equal to the amount in relation to which the Eurodollar Rate is to be determined for a period equivalent to such period are being offered by first class banks in the London Interbank Market at or about 11:00 A.M. (London time) on the second Business Day before the first day of such period, provided further that in each case the rate obtained above shall be adjusted to take account of reserve requirements by dividing such rate by the Eurodollar Reserve Percentage (with such resulting rate to be rounded upward, if necessary, to the nearest 1/100 of one percent).

                  "Eurodollar Reserve Percentage" shall mean for any day, the remainder of one minus the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

                  "Event of Default" shall have the meaning  provided in Section
9.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Cash Income for such period and (b) the decrease, if any, in Adjusted Consolidated Working Capital from the first day of such period to the last day of such period, minus (ii) the sum of (a) the amount of all Capital Expenditures, made by the Borrower and its Subsidiaries pursuant to Section 9.07(a) of the Existing Credit Agreement during such period, (b) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than repayments pursuant to which any other Indebtedness is being refinanced with proceeds of Indebtedness, equity issuances, asset sales or insurance proceeds, and repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were made as a voluntary prepayment but, only to the extent accompanied by a voluntary reduction to the Total Commitment) during such period and (c) the increase, if any, in Adjusted Consolidated Working Capital from the first day of such period to the last day of such period.

                  "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending September 30, 1999).

                  "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

                  "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of November 17, 1997, amended and restated as of February 26, 1999, as further amended, modified or supplemented to the date hereof, among the Borrower, various lending institutions party thereto from time to time, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Co-Arranger, and First Union National Bank, as Administrative Agent and Co-Arranger, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Existing  Indebtedness"  shall have the  meaning  provided in
Section 6.21.

                  "Existing   Mortgage  Policy"  shall  mean  and  include  each
mortgagee title insurance policy in respect of the Mortgaged Properties and previously issued in connection with the Existing Credit Agreement.

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 2.01.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign   Subsidiary"  shall  mean  each  Subsidiary  of  the
Borrower other than a Domestic Subsidiary.

                  "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include (x) trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person and
(y) deferred compensation obligations of any Person.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Investments" shall have the meaning provided in Section 9.05 of the Existing Credit Agreement.

                  "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lending Office" shall mean, with respect to any Bank, any office, branch, subsidiary or affiliate of such Bank.

                  "Leverage Ratio" shall mean, at any time, the ratio of (x) Consolidated Indebtedness at such time to (y) Consolidated EBITDA for the then most recently ended Test Period.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall have the meaning provided in Section 1.01.

                  "Margin  Stock" shall have the meaning  provided in Regulation
U.

                  "Maturity Date" shall mean November 15, 1999.

                  "Minimum Borrowing Amount" shall mean $1,000,000.

                  "Mortgaged Property" shall mean (i) each Real Property owned by any Credit Party and designated as a Mortgaged Property on Schedule III and
(ii) each Real Property owned or leased by any Credit Party and designated as a Mortgaged Property pursuant to Section 8.12 of the Existing Credit Agreement.

                  "MSSF" shall mean Morgan Stanley Senior Funding, Inc., in its individual capacity.

                  "Multiemployer Plan" shall mean a plan as defined in Section 4001(a)(3) of ERISA with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate has an obligation to contribute to or any liability.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions, commitment and other financing fees and other costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

                  "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

                  "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness secured pursuant to the Security Documents or any Indebtedness owed to the Borrower or a Subsidiary thereof) which is secured by the respective assets which were sold), and the taxes paid or payable as a result of such Asset Sale.

                  "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

                  "Non-Excluded  Taxes"  shall  have  the  meaning  provided  in
Section 3.04(a).

                  "Note" shall have the meaning provided in Section 1.05(a).

                  "Notice of  Borrowing"  shall  have the  meaning  provided  in
Section 1.03(a).

                  "Notice of  Conversion"  shall have the  meaning  provided  in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent located at One First Union Center, 301 South College Street, TW-10, Charlotte, NC 28288-0608, Attention: Syndication Services, with copies to 301 South College Street, DC-5, Charlotte, NC 28288-0737, Attention: Leveraged
Finance, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to any Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Creditor" shall have the meaning provided in the Security Documents.

                  "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

                  "Payment Office" shall mean the office of the Administrative Agent located at One First Union Center, 301 South College Street, TW-10, Charlotte, NC 28288-0608, Attention: Syndication Services, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted  Acquisition"  shall have the  meaning  provided in
Section 9.02(ix) of the Existing Credit Agreement.

                  "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto and accepted by the Agents.

                  "Permitted Holders" shall mean Harbor Group Investments III, L.P., Uniquip-HGI Associates, L.P., P. Enoch Stiff, Curtis Laetz, James Hook, Philip Franklin, Paul Roblee and Robert Melin.

                  "Permitted  Liens" shall have the meaning  provided in Section
9.01 of the Existing Credit Agreement.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate or with respect to which any such entity has liability.

                  "Pledged Notes" shall have the meaning provided in the Amended and Restated Pledge Agreement.

                  "Pledged Securities" shall mean all "Pledged Securities" as defined in the Amended and Restated Pledge Agreement.

                  "Prime Lending Rate" shall mean the rate which First Union National Bank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. First Union National Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition, the calculation of the consolidated results of the Borrower and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Permitted Acquisition (and all Indebtedness incurred to finance such Permitted Acquisition, and all other Permitted Acquisitions, effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall be made on a basis consistent with the requirements of Regulation S-X under the Securities Act and the Securities Exchange Act and shall take into account the following assumptions:

                  (i) interest expense attributable to interest on any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period; and

                  (ii) pro forma effect shall be given to all Permitted Acquisitions (by excluding or including, as the case may be, the historical financial results for the respective properties) that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any Indebtedness assumed or acquired in connection therewith) as if they had occurred on the first day of such Calculation Period, in each case to the extent that the occurrence of any such event required the financial covenants contained in Sections
         9.08 through 9.10 of the Existing Credit Agreement, inclusive, to be recalculated on a Pro Forma Basis.

                  "Projections" shall mean the projections prepared by the Borrower and delivered to the Agents prior to the Effective Date and attached hereto as Schedule VII.

                  "Quarterly Payment Date" shall mean each March 31, June 30, September 30 and December 31 occurring after the Effective Date.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C.ss. 6901 et seq. -- ----

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03 of the Existing Credit Agreement.

                  "Register" shall have the meaning provided in Section 12.15.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

                  "Replaced  Bank"  shall have the  meaning  provided in Section
1.13.

                  "Replacement Bank" shall have the meaning provided in Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 4043.

                  "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Commitments (or after the termination thereof, outstanding Loans) represent an amount greater than 50% of the sum of the Adjusted Total
Commitment (or after the termination thereof, the sum of the then total outstanding Loans of Non-Defaulting Banks).

                  "SEC" shall have the meaning provided in Section 8.01(g) of the Existing Credit Agreement.

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

                  "Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Security Document" shall mean and include each of the Amended and Restated Security Agreement, the Amended and Restated Pledge Agreement and each Amended and Restated Mortgage and, after the execution and delivery thereof, each Additional Security Document.

                  "Snorkel Elevating Work Platforms Limited" shall mean Snorkel Elevating Work Platforms Limited, a New Zealand corporation.

                  "Snorkel Elevating Work Platforms Pty Limited" shall mean Snorkel Elevating Work Platforms Pty Limited, an Australian corporation.

                  "Snorkel Revolver" shall mean that certain revolving credit facility permitted pursuant to Section 9.04(xiii) of the Existing Credit Agreement.

                  "Start Date" shall have the meaning provided in the definition of Applicable Base Rate Margin.

                  "Subsidiaries  Guaranty"  shall have the  meaning  provided in
Section 4.09.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Subsidiary Guarantor" shall mean each Wholly-Owned Domestic Subsidiary of the Borrower and, to the extent required by Section 8.13 of the Existing Credit Agreement, each Wholly-Owned Foreign Subsidiary of the Borrower.

                  "Supermajority Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Commitments (or after the termination thereof, outstanding Loans) represent an amount greater than 80% of the sum of the Adjusted Total
Commitment (or after the termination thereof, the sum of the then total outstanding Loans of Non-Defaulting Banks).

                  "Syndication Agent" shall mean MSSF, in its capacity as Syndication Agent and Co-Arranger for the Banks hereunder.

                  "Test Period" shall mean the period of four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period).

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Unutilized Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Commitment then in effect, less
(y) the aggregate principal amount of Loans then outstanding.

                  "Total Unutilized Revolving Loan Commitment" shall have the meaning provided in the Existing Credit Agreement.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unutilized Commitment" with respect to any Bank, at any time, shall mean such Bank's Commitment at such time less the aggregate outstanding principal amount of Loans made by such Bank.

                  "U.S. Internal Revenue Service Forms" shall have the meaning provided in Section 3.04(b).

                  "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

                  "Wholly-Owned  Foreign  Subsidiary"  shall  mean,  as  to  any
Person,  any  Wholly-Owned   Subsidiary  of  such  Person  which  is  a  Foreign
Subsidiary.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  SECTION  11.  The  Administrative  Agent  and the  Syndication
Agent.

                  11.01 Appointment. The Banks hereby designate First Union Investors, Inc. as Administrative Agent to act as specified herein and in the other Credit Documents and First Union National Bank to act as Collateral Agent herein and in the other Credit Documents (for purposes of this Section 11 the term "Administrative Agent" shall include First Union National Bank in its capacity as Collateral Agent). The Banks hereby designate MSSF as Syndication Agent (for purposes of this Section 11, the term "Syndication Agent" also shall include MSSF in its capacity as Co-Arranger) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and the Syndication Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent and the Syndication Agent may perform any of their duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                  11.02 Nature of Duties. Neither the Administrative Agent nor the Syndication Agent in their capacity as such shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent, the Syndication Agent in their capacity as such nor any of their respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; neither the Administrative Agent nor the Syndication Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or the Syndication Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  11.03 Lack of Reliance on the Administrative Agent and the Syndication Agent. Independently and without reliance upon the Administrative Agent or the Syndication Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Neither the Administrative Agent nor the Syndication Agent shall be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  11.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Banks; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                  11.05 Reliance. The Administrative Agent and the Syndication Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent or the Syndication Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent or the Syndication Agent, as the case may be.

                  11.06 Indemnification. To the extent the Administrative Agent or the Syndication Agent is not reimbursed and indemnified by the Borrower or any of its Subsidiaries, the Banks will reimburse and indemnify the Administrative Agent and the Syndication Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or the Syndication Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Syndication Agent's gross negligence or willful misconduct.

                  11.07 The Administrative Agent and the Syndication Agent in Their Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent and the Syndication Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent and the Syndication Agent in their individual capacity. The Administrative Agent and the Syndication Agent and their affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                  11.08 Holders. Any Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  11.09 Resignation by the Administrative Agent and the Syndication Agent. (a) The Administrative Agent and/or the Syndication Agent may resign from the performance of all their respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Banks and the Borrower (provided that no such notice shall be required to be given to the Borrower if a Default or an Event of Default of the type described in Section 9.05 exists with respect to the Borrower). Such resignation, in the case of the Administrative Agent, shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below, and such resignation, in the case of the Syndication Agent, shall take effect immediately.

                  (b) Upon any such notice of resignation by the Administrative Agent, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Non-Defaulting Bank is deemed to be acceptable to the Borrower).

                  (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 60th day after the date such notice of resignation was given by the Administrative Agent, Administrative Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

                  SECTION 12. Miscellaneous.

                  12.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (w) of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case and of the Agents' local counsel and consultants) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, (x) of the Agents (including, without limitation, the reasonable fees and expenses of White & Case LLP or any other single law firm retained by the Agents) with respect to any amendment, waiver or consent relating to this Agreement and/or the other Credit Documents, (y) of the Agents in connection with their syndication efforts with respect to this Agreement and (z) of the Agents and, after the occurrence of an Event of Default, each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and, after the occurrence of an Event of Default, for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized (to the extent not prohibited by applicable law) at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 13.02, no Bank shall exercise any such right of set-off without the prior consent of the Agents or the Required Banks so long as the Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Banks and (notwithstanding anything to the contrary contained in Section 13.12) may be amended, modified or waived in any respect by the Required Banks without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any right against any Credit Party or against any Collateral.

                  12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Bank, at its address specified on Schedule II; if to the Syndication Agent, at the address specified on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to any Agent or any Credit Party shall not be effective until received by such Agent or such Credit Party.

                  12.04 Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Sections 1.13 and 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the

Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                  (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Commitments and related outstanding Obligations hereunder to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks,
(ii) upon the surrender of the relevant Notes by the assigning Bank (or, upon such assigning Bank's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (or outstanding Term Loans, as the case may be), (iii) the consent of the Agents shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed), (iv) so long as no Default or Event of Default exists, the consent of the Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed, provided that the Borrower may withhold its consent to a proposed assignment if such assignment would result in increased costs to the Borrower under Section 1.10 or 3.04), (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and (vi) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.15. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 3.04(b) (ii) Certificate) described in Section 3.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10 or 3.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or the Syndication Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Administrative Agent, the Syndication Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Syndication Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Syndication Agent or any Bank to any other or further action in any circumstances without notice or demand.

                  12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans or Commitment Commission, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this

Agreement  which  require,   or  permit,   differing  payments  to  be  made  to
Non-Defaulting Banks as opposed to Defaulting Banks.

                  12.07 Calculations; Computations; Accounting Terms. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except (i) as set forth in the notes thereto, (ii) for year-end adjustments in the case of interim financial statements and (iii) as otherwise disclosed in writing by the Borrower to the Banks) and consistent with those used to prepare the September 30, 1998 historical financial statements of the Borrower delivered to the Banks pursuant to Section 6.05(a).

                  (b) All computations of interest, Commitment Commission and other Fees hereunder, shall be made on the basis of a year of 360 days for the actual number of days elapsed.

                  12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS
PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  12.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent, the Syndication Agent and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

                  12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  12.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting
Bank) (with  Obligations being directly affected in the case of following clause
(i)), (i) extend the final scheduled maturity of any Loan or Note beyond the Maturity Date, or reduce the rate of interest or Fees or extend the time of payment of interest or Fees, or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or any Fees for purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) release a Subsidiary Guarantor from the Subsidiaries Guaranty (except as expressly provided in the Subsidiaries Guaranty or in connection with the sale of such Subsidiary Guarantor in accordance with the terms of this Agreement), (iv) amend, modify or waive any provision of this Section 12.12, (v) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Commitments are included on the Effective Date) or (vi) consent to the assignment or transfer by the
Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1)
increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase of the Commitment of such Bank), (2) without the consent of each Agent, amend, modify or waive any provision of Section 11 or any other provision as same relates to the rights or obligations of the Agents, (3) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (4) without the consent of each Bank (other than a Defaulting Bank (as defined in the Existing Credit Agreement)) under, and as defined in, the Existing Credit Agreement, provide additional extensions credit to the Borrower secured by any Liens on the Collateral superior to the existing Liens in favor of the Collateral Agent on behalf of the Existing Secured Creditors (as defined in the respective Security Document) pursuant to the Security Documents (as in effect on the Effective Date), (5) extend the Maturity Date without the consent of those Non-Defaulting Lenders (as defined in the Existing Credit Agreement) constituting the Required Banks under, and as defined, in the Existing Credit Agreement, if the percentage "50%" contained in the definition thereof was changed to "66-2/3%" or (6) except in cases where additional extensions of loans are being afforded substantially the same treatment afforded to the Loans pursuant to this Agreement as originally in effect, without the consent of the Supermajority Banks amend or modify the definition of Supermajority Banks or reduce the required application of any prepayments or repayments (or commitment reductions) pursuant to Section 3.02.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to
Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clauses
(A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Commitments (if such Bank's consent is required as a result of its Commitments), provided that, unless the Commitments that are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Banks (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Bank, terminate its Commitments or repay its Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 12.12(a).

                  12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 3.04, 11.06 and 12.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

                  12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any of its Lending Offices. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11 or 3.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  12.15 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.15, to maintain a register (the "Register") on which it will record the name and address of each Bank, the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the
Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this Section 12.15.

                  12.16 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 12.16, each Bank agrees that it will not disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.16 to the same extent as such Bank) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 12.16(a) by the respective Bank, (b) as may be required or reasonably appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or reasonably appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the Agents and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank and to any direct or indirect contractual counterparties in Interest Rate Protection Agreements or Other Hedging Agreements entered into by any Bank, provided that such prospective transferee and each such contractual counterparty agrees to be bound by the confidentiality provisions contained in this Section 12.16.

                  (b) The Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 12.16 to the same extent as such Bank).

                  12.17 Limitation on Increased Costs. Notwithstanding anything to the contrary contained in Section 1.10, 1.11 or 3.04, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under any such Section within 180 days after the later of (x) the date such Bank incurs the respective increased costs, Taxes, loss, expense or liability, or reduction in amounts received or receivable or reduction in return on capital or (y) the date such Bank has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, or reductions in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said
Section 1.10, 1.11 or 3.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, or reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11 or 3.04, as the case may be. This Section 12.17 shall have no applicability to any Section of this Agreement or any other Credit Document other than said Sections 1.10, 1.11 and 3.04.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:

222 East Main Street                     OMNIQUIP INTERNATIONAL, INC.
Port Washington, Wisconsin 53074
Telephone No.:  (414) 268-8965
Telecopier No.:  (414) 268-3100          By  /s/ Thomas Breslin
Attention:  Vice President Finance and     -------------------------------------
            Chief Financial Officer        Title: Vice President Finance and
                                                  Chief Financial Officer


                                          MORGAN STANLEY SENIOR FUNDING,
                                            INC., Individually and as
                                            Syndication Agent and Co-Arranger



                                          By /s/ T. Morgan Edwards II
                                            ------------------------------------
                                            Title: Vice President



                                          FIRST UNION CAPITAL MARKETS CORP.,
                                            Individually and as Co-Arranger



                                          By /s/ Michael Doherty
                                            ------------------------------------
                                            Title: Managing Director



                                           FIRST UNION INVESTORS, INC.,
                                             Individually and as
                                             Administrative Agent



                                           By  /s/ Ted A. Gardner
                                             -----------------------------------
                                             Title: Senior Vice President



                                           BANK LEUMI USA



                                           By /s/ Shlomo Osher
                                             -----------------------------------
                                             Title: Senior Vice President -
                                                    Manager

                                           FIRST BANK



                                           By /s/ Donald Williams
                                             -----------------------------------
                                             Title: Executive Vice President



                                           THE FIRST NATIONAL BANK OF CHICAGO



                                           By /s/ Jenny A. Gilpin
                                             -----------------------------------
                                             Title: Vice President



                                           THE FUJI BANK, LIMITED



                                           By /s/ Peter L. Chinnici
                                             -----------------------------------
                                             Title: Senior Vice President &
                                                    Group Head



                                           HARRIS TRUST AND SAVINGS BANK



                                           By /s/ George M. Dluby
                                             -----------------------------------
                                             Title: Vice President